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                                                                  Exhibit 3(d)

                            PARKER DRILLING COMPANY
                            -----------------------
                                    BY-LAWS

                           AS AMENDED JULY 10, 1998

                                   ARTICLE I

                               Name and Location
                               -----------------

              Section 1.1 The name of this corporation  shall  be


                            PARKER DRILLING COMPANY

     Section 1.2 Its registered office shall be located in the City of Wilmington, New Castle County, Delaware.

     Section 1.3 Other offices for the transaction of business shall be located at such places as the Board of Directors may from time to time determine.


                                  ARTICLE II

                           Meetings of Stockholders
                           ------------------------

     Section 2.1 Annual Meetings.  The annual meeting of the stockholders for
                 ---------------
the election of directors and for the transaction of such other business as properly may come before such meeting shall be held on such date, and at such time and place within or without the State of Delaware as may be designated by the Board of Directors.

     Section 2.2 Special Meetings.  Special meetings of the stockholders for
                 ----------------
any proper purpose or purposes may be called at any time by the Board of Directors, the Chairman, the President or any Vice President, to be held on such date, and at such time and place within or without the State of Delaware as the Board of Directors, the Chairman, the President or a Vice President, whichever has called the meeting, shall direct. A special meeting of the stockholders shall be called by the Chairman, the President or any Vice President whenever stockholders owning 75% of the shares of the Corporation then issued and outstanding and entitled to vote on matters to be submitted to stockholders of the Corporation shall make application therefor in writing. Any such written request shall state a proper purpose or purposes of the meeting and shall be delivered to the Chairman, the President or any Vice President.

     Section 2.3 Notice of Meeting.  Written notice, signed by the Chairman,
                 -----------------
the President, any Vice President, the Secretary or an Assistant Secretary of every meeting of stockholders stating the purpose or purposes for which the meeting is called, and the date and time when, and the place where, it is to be held shall be delivered either personally or by mail to each stockholder entitled to vote at such meeting not less than ten nor more than fifty days

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before the meeting, except as otherwise provided by statute.  If mailed, such notice shall be directed to a stockholder at his address as it shall appear on the stock books of the Corporation, unless he shall have filed with the Secretary a written request that notices intended for him be mailed to some other address, in which case it shall be mailed to the address designated in such request.

     Section 2.4 Quorum.  The presence at any meeting, in person or by proxy,
                 ------
of the holders of record of a majority of the shares then issued and outstanding and entitled to vote shall be necessary and sufficient to constitute a quorum for the transaction of business except where otherwise provided by statute.

     Section 2.5 Adjournments.  In the absence of a quorum, a majority in
                 ------------
interest of the stockholders entitled to vote, present in person or by proxy, or, if no stockholder entitled to vote is present in person or by proxy, any officer entitled to preside at or act as secretary of such meeting, may adjourn the meeting from time to time until a quorum shall be present.

     Section 2.6 Voting.  Directors shall be chosen by a plurality of the
                 ------
votes cast at the election, and, except where otherwise provided by statute, all other questions shall be determined by a majority of the votes cast on such question.

     Section 2.7 Proxies.  Any stockholders entitled to vote may vote by
                 -------
proxy, provided that the instrument authorizing such proxy to act shall have been executed in writing (which shall include telegraphing or cabling) by the stockholder himself or by his duly authorized attorney.

     Section 2.8 Judges of Election.  The Board of Directors may appoint
                 ------------------
judges of election to serve at any election of directors and at balloting on any other matter that may properly come before a meeting of stockholders. If no such appointment shall be made, or if any of the judges so appointed shall fail to attend, or refuse or be unable to serve, then such appointment may be made by the presiding officer at the meeting.


                                  ARTICLE III

                              Board of Directors
                              ------------------

     Section 3.1 Number.  The number of directors which shall constitute the
                 ------
whole Board of Directors shall be fixed from time to time by resolution of the Board of Directors, but shall not be less than the number of stockholders of the Corporation so long as all of the shares of capital stock of the

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Corporation are owned beneficially and of record by either one or two stockholders, nor less than three under all other circumstances. The first board, effective with the adoption of these Amended By-laws, and subsequent boards shall consist of eight (8) directors until changed as herein provided.

     Section 3.2 Election and Term of Office.  The Board of Directors shall be
                 ---------------------------
divided into three (3) classes and each class shall be elected at the annual meeting of the stockholders held at the expiration of their classified term. Each director (whether elected at an annual meeting or to fill a vacancy or otherwise) shall continue in office until his successor shall have been elected or until his earlier death, resignation or removal in the manner hereinafter provided. Nominations for Directors made by shareholders must be in writing and be received by the Secretary of the Corporation sixty (60) days prior to the date of the meeting at which the shareholder vote will be taken.

     Section 3.3 Vacancies and Additional Directorships.  If any vacancy shall
                 --------------------------------------
occur among the directors by reason of death, resignation, or removal, or as the result of an increase in the number of directorships, the directors then in office shall continue to act and shall have sole power to fill any such vacancy by a vote of the directors then in office, though less than a quorum.

     Section 3.4 Meetings.  A meeting of the Board of Directors shall be held
                 --------
for organization, for the election of officers and for the transaction of such other business as may properly come before the meeting, within thirty (30) days after each annual election of directors.

     The Board of Directors by resolution may provide for the holding of regular meetings and may fix the times and places at which such meetings shall be held. Notice of regular meetings shall not be required to be given, provided that whenever the time or place of regular meetings shall be fixed or changed, notice of such action shall be mailed promptly to each director who shall not have been present at the meeting at which such action was taken, addressed to him at his residence or usual place of business.

      Special meetings of the Board of Directors may be called by the Chairman, the President, any Vice President or any three directors. Except as otherwise required by statute, notice of each special meeting shall be mailed to each director, addressed to him at his residence or usual place of business, or shall be sent to him at such place by telegram, radio or cable, or telephoned or delivered to him personally not later than two days before the day on which the meeting is to be held. Such notice shall state the time and place of such meeting, but need not state the purposes thereof, unless otherwise required by statute, the Certificate of Incorporation of the Corporation or these By-laws.

     Notice of any meeting need not be given to any director who shall attend such meeting in person or who shall waive notice thereof before or after such meeting, in writing or by telegram, radio or cable.

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     Section 3.5 Quorum.  A majority of the total number of members of the
                 ------
Board of Directors as constituted from time to time, but not less than two, shall be necessary and sufficient to constitute a quorum for the transaction of business, except that when the Board consists of one director pursuant to
Section 3.1, then the one director shall constitute a quorum. In the absence of a quorum, a majority of those present at the time and place of any meeting may adjourn the meeting from time to time until a quorum shall be present and the meeting may be held as adjourned without further notice or waiver. A majority of those present at any meeting at which a quorum is present may decide any question brought before such meeting, except as otherwise provided by law, the Certificate of Incorporation or these By-laws. In the event a deadlock occurs in any vote being taken by the Board, the Chairman of the Board shall be empowered with a second vote to settle the deadlock.

     Section 3.6 Resignation of Directors.  Any director may resign at any
                 ------------------------
time by giving written notice of such resignation to the Board of Directors, the Chairman, the President, any Vice President or the Secretary. Any such resignation shall take effect at the time specified therein or, if no time be specified, upon receipt thereof by the Board of Directors or one of the above named officers; and, unless specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     Section 3.7 Removal of Directors.  At any special meeting of the
                 --------------------
stockholders, duly called as provided in these By-laws, any director or directors may, by the affirmative vote of the holders of a majority of all the shares of stock outstanding and entitled to vote for the election of directors, be removed from office in accordance with the Delaware General Corporation Law. At such meeting a successor or successors may be elected by a plurality of the votes cast, or if any such vacancy is not so filled, it may be filled by the directors as provided in Section 3.3.

     Section 3.8 Compensation of Directors.  Directors shall receive such
                 -------------------------
reasonable compensation for their services as such, whether in the form of salary or a fixed fee for attendance at meetings, with expenses, if any, as the Board of Directors may from time to time determine. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.












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                                  ARTICLE IV

                            Committees of the Board
                            -----------------------

     Section 4.1 Designation, Power, Alternate Members and Term of Office.
                 --------------------------------------------------------
The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of two or more of the directors of the Corporation. Any such committee, to the extent provided in such resolution, shall have and may exercise the power of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. The Board may designate one or more directors as alternate members of any committee who, in the order specified by the Board, may replace any absent or disqualified member at any meeting of the committee. If at a meeting of any committee one or more of the members thereof should be absent or disqualified, and if either the Board of Directors has not so designated any alternate member or members, or the number of absent or disqualified members exceeds the number of alternate members who are present at such meeting, then the member or members of such committee (including alternates) present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another director to act at the meeting in the place of any such absent or disqualified member. The term of office of the members of each committee shall be as fixed from time to time by the Board, subject to these By-laws; provided, however, that any committee member who ceases to be a member of the
--------
Board shall ipso facto cease to be a committee member. Each committee shall appoint a secretary, who may be the Secretary of the Corporation or an Assistant Secretary thereof.

     Section 4.2 Meetings Notices and Records.  Each committee may provide for
                 ----------------------------
the holding of regular meetings, with or without notice, and may fix the time and place at which such meetings shall be held. Special meetings of each committee shall be held upon call by or at the direction of its chairman, or, if there be no chairman, by or at the direction of any two of its members, at the time and place specified in the respective notices or waivers of notice thereof. Notice of each special meeting of a committee shall be mailed to each member of such committee, addressed to him at his residence or usual place of business, at least two days before the day on which the meeting is to be held, or shall be sent by telegram, radio or cable, addressed to him at such place, or telephoned or delivered to him personally, not later than the day before the day on which the meeting is to be held. Notice of any meeting of a committee need not be given to any member thereof, who shall attend the meeting in person or who shall waive notice thereof by telegram, radio, cable or other writing. Notice of any adjourned meeting need not be given. Each committee shall keep a record of its proceedings.

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     Section 4.3 Quorum and Manner of Acting.  At each meeting of any
                 ---------------------------
committee the presence of a majority but not less than two of its members then in office shall be necessary and sufficient to constitute a quorum for the transaction of business, and the act of a majority of the members present at any meeting at which a quorum is present shall be the act of such committee; in the absence of a quorum a majority of the members present at the time and place of any meeting may adjourn the meeting from time to time until a quorum shall be present. Subject to the foregoing and other provisions of these By-laws and except as otherwise determined by the Board of Directors, each committee may make rules for the conduct of its business. Any determination made in writing and signed by all the members of such committee shall be as effective as if made by such committee at a meeting.

     Section 4.4 Resignations.  Any member of a committee may resign at any
                 ------------
time by giving written notice of such resignation to the Board of Directors, the Chairman, the President or the Secretary of the Corporation. Unless otherwise specified in such notice, such resignation shall take effect upon receipt thereof by the Board or any such officer.

     Section 4.5 Removal.  Any member of any committee may be removed at
                 -------
anytime by the Board of Directors with or without cause.

     Section 4.6 Vacancies.  If any vacancy shall occur in
                 ---------
any committee by reason of death, resignation, disqualification, removal, or otherwise, the remaining members of such committee, though less than a quorum, shall continue to act until such vacancy is filled by the Board of Directors.

     Section 4.7 Compensation.  Committee members shall receive such
                 ------------
reasonable compensation for their services as such, whether in the form of salary or a fixed fee for attendance at meetings, with expenses, if any, as the Board of Directors may from time to time determine. Nothing herein contained shall be construed to preclude any committee member from serving the Corporation in any other capacity and receiving compensation therefor.


                                   ARTICLE V

                                   Officers
                                   --------

     Section 5.1 Officers.  The officers of the Corporation shall be a
                 --------
Chairman, a President, one or more Vice Presidents including therein an Executive Vice President, a Secretary, a Treasurer, and such other officers as may be appointed in accordance with the provisions of Section 5.3.

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     Section 5.2 Election, Term of Office and Qualifications.  Each officer
                 -------------------------------------------
(except such officers as may be appointed in accordance with the provisions of Section 5.3) shall be elected by the Board of Directors. Each such officer (whether elected at the first meeting of the Board of Directors after the annual meeting of stockholders or to fill a vacancy or otherwise) shall hold his office until the first meeting of the Board of Directors after the next annual meeting of stockholders and until his successor shall have been elected, or until his death, or until he shall have resigned in the manner provided in Section 5.4 or shall have been removed in the manner provided in
Section 5.5.

     Section 5.3 Subordinate Officers and Agents.  The Board of Directors from
                 -------------------------------
time to time may appoint other officers or agents including one or more Assistant Vice Presidents, one or more Assistant Secretaries and one or more Assistant Treasurers, to hold office for such period, have such authority and perform such duties as are provided in these By-laws or as may be provided in the resolutions appointing them. The Board of Directors may delegate to any officer or agent the power to appoint any such subordinate officers or agents and to prescribe their respective terms of office, authorities and duties.

     Section 5.4 Resignations.  Any officer may resign at any time by giving
                 ------------
written notice of such resignation to the Board of Directors, the Chairman, the President, a Vice President or the Secretary. Unless otherwise specified in such written notice, such resignation shall take effect upon receipt thereof by the Board of Directors or any such officer.

     Section 5.5 Removal.  Any officer specifically designated in Section 5.1
                 -------
may be removed at any time, either with or without cause, at any meeting of the Board of Directors by the vote of a majority of all the directors then in office. Any officer or agent appointed in accordance with the provisions of
Section 5.3 may be removed, either with or without cause, by the Board of Directors at any meeting, by the vote of a majority of the directors present at such meeting, or by any superior officer or agent upon whom such power of removal shall have been conferred by the Board of Directors.

     Section 5.6 Vacancies.  A vacancy in any office by reason of death,
                 ---------
resignation, removal, disqualification or any other cause shall be filled for the unexpired portion of the term in the manner prescribed by these By-laws for regular election or appointment to such office.

      Section 5.7 The Chairman.  The Chairman or the President shall be the
                  ------------
chief executive officer of the Corporation. The Chairman shall preside at all meetings of the stockholders and the directors, shall be ex officio a member of all standing committees, and shall see that all orders and resolutions of the Board of Directors are carried into effect.

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      Section 5.8 The President.
                  -------------

      (a) The President or an Executive Vice President shall be the chief operating officer of the Corporation, as designated by the Board of Directors. Subject to the direction of the Board of Directors, the Chief Operating Officer shall have general charge of the business affairs of the Corporation.

      (b) Subject to the direction of the Board of Directors, the President shall have general and active management of the Corporation and general supervision over the Corporation's officers and agents. In the absence of the Chairman, if present, he shall preside at all meetings of stockholders and he shall see that all orders and resolutions of the Board of Directors are carried into effect. He may sign, with any other officer thereunto duly authorized, certificates of stock of the Corporation the issuance of which shall have been duly authorized (the signature to which may be a facsimile signature), and may sign and execute in the name of the Corporation, deeds, mortgages, bonds, contracts, agreements or other instruments duly authorized by the Board of Directors except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent. From time to time he shall report to the Board of Directors all matters within his knowledge which the interests of the Corporation may require to be brought to their attention. He shall also perform such other duties as are given to him by these By-laws or as from time to time may be assigned to him by the Board of Directors.

     Section 5.9 The Vice Presidents.  At the request of the President or in
                 -------------------
his absence or disability, the Executive Vice President or in his absence or disability the Vice President designated by the President (or in the absence of such designation, the Vice President designated by the Board of Directors) shall perform all the duties of the President and, when so acting, shall have all the powers of and be subject to all restrictions upon the President. Any vice President may also sign, with any other officer thereunto duly authorized, certificates of stock of the Corporation the issuance of which shall have been duly authorized (the signature to which may be a facsimile signature), and may sign and execute in the name of the Corporation deeds, mortgages, bonds and other instruments duly authorized by the Board of Directors, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent. Each Vice President shall perform such other duties as are given to him by these By-laws or as from time to time may be assigned to him by the Board of Directors, the Chairman or the President.







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      Section 5.10 The Secretary.  The Secretary shall
                   -------------

      (a) record all the proceedings of the meetings of the stockholders, the Board of Directors, and any committees in a book or books to be kept for that purpose;

      (b) cause all notices to be duly given in accordance with the provisions of these By-laws and as required by statute;

      (c) whenever any committee shall be appointed in pursuance of a resolution of the Board of Directors, furnish the Chairman of such committee with a copy of such resolution;

      (d) be custodian of the records and of the seal of the Corporation, and cause such seal to be affixed to all certificates representing stock of the Corporation prior to the issuance thereof and to all instruments the execution of which on behalf of the Corporation under its seal shall have been duly authorized;

      (e) see that the lists, books, reports, statements, certificates and other documents and records required by statute are properly kept and filed;

      (f) subject to the rights and duties of the duly appointed transfer agents and registrars for securities of the Corporation have charge of the stock and transfer books of the Corporation, and exhibit such stock book at all reasonable times to such persons as are entitled by statute to have access thereto;

      (g) sign (unless the Treasurer or an Assistant Secretary or an Assistant Treasurer shall sign) certificates representing stock of the Corporation the issuance of which shall have been duly authorized (the signature to which may be a facsimile signature) and

      (h) in general, perform all duties incident to the office of Secretary and such other duties as are given to him by these By-laws or as from time to time may be assigned to him by the Board of Directors, the Chairman or the President.


      Section 5.11 Assistant Secretaries.  At the request of the Secretary or
                   ---------------------
in his absence or disability, the Assistant Secretary designated by him (or in the absence of such designation, the Assistant Secretary designated by the Board of Directors, the Chairman or the President) shall perform all the duties of the Secretary, and, when so acting, shall have all the powers of and be subject to all restrictions upon the Secretary. The Assistant Secretaries shall perform such other duties as from time to time may be assigned to them by the Board of Directors, the Chairman, the President or the Secretary.



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      Section 5.12 The Treasurer.  The Treasurer shall
                   -------------

      (a) have charge of and supervision over and be responsible for the funds, securities, receipts and disbursements of the Corporation;

      (b) cause the moneys and other valuable effects of the Corporation to be deposited in the name and to the credit of the Corporation in such banks or trust companies or with such bankers or other depositaries as shall be selected in accordance with Section 6.3 of these By-laws or to be otherwise dealt with in such manner as the Board of Directors may direct;

      (c) cause the funds of the Corporation to be disbursed by checks or drafts upon the authorized depositories of the Corporation, and cause to be taken and preserved proper vouchers for all moneys disbursed;

      (d) render to the Board of Directors, the Chairman or the President, whenever requested, a statement of the financial condition of the Corporation and of all his transactions as Treasurer;

      (e) cause to be kept at the Corporation's principal office correct books of account of all its business and transactions and such duplicate books of account as he shall determine and upon application cause such books or duplicates thereof to be exhibited to any director;

      (f) be empowered, from time to time, to require from the officers or agents of the Corporation reports or statements giving such information as he may desire with respect to any and all financial transactions of the Corporation;

      (g) sign (unless the Secretary or an Assistant Secretary or an Assistant Treasurer shall sign) certificates representing stock of the Corporation the issuance of which shall have been duly authorized (the signature to which may be a facsimile signature) and

      (h) in general, perform all duties incident to the office of Treasurer and such other duties as are given to him by these By-laws or as from time to time may be assigned to him by the Board of Directors, the Chairman or the President.

     Section 5.13 Assistant Treasurers.  At the request of the Treasurer or in
                  --------------------
his absence or disability, the Assistant Treasurer designated by him (or in the absence of such designation, the Assistant Treasurer designated by the Board of Directors, the Chairman or the President) shall perform all the duties of the Treasurer, and, when so acting, shall have all the powers of and be subject to all restrictions upon the Treasurer. The Assistant Treasurers shall perform such other duties as from time to time may be assigned to them by the Board of Directors, the Chairman, the President or the Treasurer.

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     Section 5.14 Salaries.  The salaries of the officers of the Corporation
                  --------
shall be fixed from time to time by the Board of Directors except that the Board of Directors may delegate to any person the power to fix the salaries or other compensation of any officers or agents appointed in accordance with the provisions of Section 5.3. No officer shall be prevented from receiving such salary by reason of the fact that he is also a director of the Corporation.

      Section 5.15 Surety Bonds.  If the Board of Directors shall so require,
                   ------------
      any officer or agent of the Corporation shall execute to the Corporation a bond in such sum and with such surety or sureties as the Board of Directors may direct, conditioned upon the faithful discharge of his duties, including responsibility for negligence and for the accounting of all property, funds or securities of the Corporation which may come into his hands.


                                  ARTICLE VI

      Execution of Instruments and Deposit of Corporate Funds
      -------------------------------------------------------

     Section 6.1 Execution of Instruments Generally.  The Chairman, President,
                 ----------------------------------
any Vice President, the Secretary or the Treasurer, subject to the approval of the Board of Directors, may enter into any contract or execute and deliver any instrument in the name and on behalf of the Corporation. The Board of Directors may authorize any officer or officers, or agent or agents, to enter into any contract or execute and deliver any instrument in the name and on behalf of the Corporation, and such authorization may be general or confined to specific instances.

     Section 6.2 Borrowing.  No loans or advances shall be obtained or
                 ---------
contracted for, by or on behalf of the Corporation and no negotiable paper shall be issued in its name, unless and except as authorized or ratified and confirmed by the Board of Directors. Such authorization or ratification and confirmation may be general or confined to specific instances. Any officer or agent of the Corporation thereunto so authorized may obtain loans and advances for the Corporation, and for such loans and advances may make, execute and deliver promissory notes, bonds, or other evidences of indebtedness of the Corporation. Any officer or agent of the Corporation thereunto so authorized may pledge, hypothecate or transfer as security for the payment of any and all loans, advances, indebtedness and liabilities of the Corporation, any and all stocks, bonds, other securities and other personal property at any time held by the Corporation, and to that end may endorse, assign and deliver the same and do every act and thing necessary or proper in connection therewith.




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     Section 6.3 Deposits.  All funds of the Corporation not otherwise
                 --------
employed shall be deposited from time to time to its credit in such banks or trust companies or with such bankers or other depositories as the Board of Directors may select, or as may be selected by any officer or officers or agent or agents authorized so to do by the Board of Directors. Endorsements for deposit to the credit of the Corporation in any of its duly authorized depositories shall be made in such manner as the Board of Directors from time to time may determine.

     Section 6.4 Checks, Drafts, etc.  All checks, drafts or other orders for
                 -------------------
the payment of money, and all notes or other evidences of indebtedness issued in the name of the Corporation, shall be signed by such officer or officers or agent or agents of the Corporation, and in such manner, as from time to time shall be determined by the Board of Directors.

     Section 6.5 Proxies.  Proxies to vote with respect to shares of stock of
                 -------
other corporations owned by or standing in the name of the Corporation may be executed and delivered from time to time on behalf of the Corporation by the Chairman, the President or a Vice President or by any other person or persons thereunto authorized by the Board of Directors.


                                  ARTICLE VII

                                 Record Dates
                                 ------------

     Section 7.1 In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action.
Only those stockholders of record on the date so fixed shall be entitled to any of the foregoing rights, notwithstanding the transfer of any such stock on the books of the Corporation after any such record date fixed by the Board of Directors.

                                 ARTICLE VIII

                                Corporate Seal
                                --------------

     Section 8.1 The corporate seal shall be circular in form and shall bear the name of the Corporation and words denoting its organization under the laws of the State of Delaware and otherwise shall be in such form as shall be approved from time to time by the Board of Directors.

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                                  ARTICLE IX

                                  Fiscal Year
                                  -----------

     Section 9.1 The fiscal year of the Corporation shall begin on the first day of January in each year and end on the thirty-first day of December in each year.


                                   ARTICLE X

                             Dividends and Finance
                             ---------------------

     Section 10.1 Dividends are to be paid in cash or in stock and are to be paid out of the surplus earnings of the Corporation, evidenced by cash or assets on hand, but no dividends shall be paid that will impair the capital of the Corporation.

     Section 10.2 The funds of the Corporation shall be deposited in such bank or trust company as the directors shall designate, and shall be withdrawn only upon such authorization as is provided for by the Board of Directors.


                                  ARTICLE XI

                                Indemnification
                                ---------------

     Section 11.1 Each present and future Director and officer of the Corporation, and each present and future Director and officer of any other corporation serving as such at the request of the Corporation because of the Corporation's interest in such other corporation, shall be reimbursed or indemnified by the Corporation for or against all loss, expenses (including amounts paid to others than the Corporation in settlement or to secure the termination of litigation), costs, and counsel fees which may be paid by, or imposed upon, or reasonably incurred by, him in connection with or arising out of any action, suit or proceeding in which he may be involved or to which he may be a party, by reason of his being or having been such Director or officer, or by reason of any action alleged to have been taken or omitted by him in either such capacity. The Corporation shall not, however, reimburse or indemnify such Director or officer with respect to any matter as to which he shall be finally adjudged in any such action, suit or proceeding to have been derelict in the performance of his duties as such Director or officer. Similarly, if such action, suit or proceeding shall be settled or otherwise terminated as against such Director or officer without a final determination thereof, the Corporation shall not reimburse or indemnify such Director or officer with respect to any matter unless it shall be determined either

      (a) by a majority of the number of the Board of Directors of the Corporation (other than those involved in said action, suit or proceeding, whether or not such remaining Directors constitute a quorum); or

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      (b)   if there are not at least two Directors of the Corporation then in office other than those involved, by the majority of a committee selected by the Board of Directors (which committee shall be composed of three or more disinterested stockholders of the Corporation who are not directors, officers or employees of the Corporation), that said Director or officer was not derelict in the performance of his duties as such Director or officer as charged in said action, suit or proceeding.

     Section 11.2 The foregoing rights shall not be exclusive of other rights to which any Director or officer may otherwise be entitled, and in the event of his death, shall extend to his legal representatives. The foregoing rights shall be available whether or not the Director or officer continues to be a Director or officer at the time of incurring or becoming subject to such loss, expenses, costs and counsel fees, and whether or not the claim asserted against him is a matter which antedates the adoption of this Article XI.